UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

META FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On April 25, 2019, the Registrant issued a press release announcing its results of operations and financial condition as of and for the three and six months ended March 31, 2019. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended (the "Securities Act"), except to the extent specifically provided in any such filing.

Item 7.01    Regulation FD Disclosure.

Information is being furnished herein in Exhibit 99.2 with respect to the Investor Update slide presentation prepared for use with the press release. While most of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related notes prepared in accordance with generally accepted accounting principles ("GAAP") and management’s discussion and analysis of financial condition and results of operations included, or to be included, in the Company’s reports on Forms 10-K and 10-Q, this information includes selected financial and operational information through the second quarter of fiscal year 2019 and does not represent a complete set of financial statement and related notes prepared in conformity with GAAP. The Company’s annual financial statements are subject to independent audit. The Investor Update slide presentation is dated April 25, 2019 and the Company does not undertake to update the materials after that date.

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act, except to the extent specifically provided in any such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release of Meta Financial Group, Inc., dated April 25, 2019 regarding the results of operations and financial condition.

99.2	Investor Update slide presentation for the Second Quarter of Fiscal Year 2019, dated April 25, 2019, prepared for use with the Press Release.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

Date: April 25, 2019	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial Officer
and Secretary